SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

DWS Global Income Builder Fund
The fund’s Board of Trustees has approved a proposal by DWS Investment Management Americas, Inc. (DIMA), the fund’s investment advisor, to terminate the sub-advisory agreement between DIMA and DWS Alternatives Global Limited, an affiliate of DIMA and a direct, wholly-owned subsidiary of DWS Group, effective on or about May 16, 2019.
Effective on or about May 16, 2019, the prospectus is supplemented as follows:
DWS Alternatives Global Limited will no longer serve as subadvisor to the fund and all disclosure and references to DWS Alternatives Global Limited are hereby deleted.
The following information replaces the existing disclosure contained under the “MANAGEMENT” section of the summary section of the fund’s prospectus.
Investment Advisor
DWS Investment Management Americas, Inc.
Portfolio Manager(s)
Darwei Kung, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2015.
Di Kumble, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2017.
Thomas M. Farina, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2019.
Dokyoung Lee, CFA, Director. Portfolio Manager of the fund. Began managing the fund in 2018.
Scott Agi, CFA, Director. Portfolio Manager of the fund. Began managing the fund in 2019.
The following information replaces the existing disclosure for the fund contained under the “MANAGEMENT” sub-heading of the “FUND DETAILS” section of the fund’s prospectus.
Darwei Kung, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2015.
■	Joined DWS in 2006; previously has worked as a Director, Engineering and Business Development at Calpoint LLC from 2001-2004.
■	Portfolio Manager: New York.
■	BS and MS, University of Washington, Seattle; MS and MBA, Carnegie Mellon University.
Di Kumble, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2017.
■	Joined DWS in 2003 with seven years of industry experience. Prior to joining, she served as a Portfolio Manager at Graham Capital Management. Previously, she worked as a Quantitative Strategist at ITG Inc. and Morgan Stanley.
■	Senior Portfolio Manager, Head of Tax Managed Equities: New York.
■	BS, Beijing University; PhD in Chemistry, Princeton University.
Thomas M. Farina, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2019.
■	Joined DWS in 2006 with 12 years of industry experience. Head of Investment Grade Corporate Credit since 2013. Prior to joining, he held roles at Merrill Lynch Investment Management, Greenwich NatWest and at DnB Asset Management. He began his career as a Ratings Analyst at Standard & Poor’s.
■	Senior Portfolio Manager and Co-Head of US Credit: New York.
■	BA and MA in Economics, State University of New York at Albany.
Dokyoung Lee, CFA, Director. Portfolio Manager of the fund. Began managing the fund in 2018.
■	Joined DWS in 2018 with 24 years of industry experience; previously, worked as Head of Research and Portfolio Manager in the Global Multi-Asset Group at Oppenheimer Funds, and in research and portfolio management roles at AllianceBernstein.
■	BSE, Princeton University.
Scott Agi, CFA, Director. Portfolio Manager of the fund. Began managing the fund in 2019.

May 17, 2019
PROSTKR-44

■	Joined DWS in 2006 with eight years of industry experience. Prior to joining, he served as an MBS Analyst at Bear Stearns, in Portfolio Analytics at TimesSquare Capital Management and as a Quantitative Analyst in the Municipal Bond Division at The Vanguard Group.
■	Head of US Rates and Mortgage Backed Securities Sector Team: New York.
■	BS in Finance, Albright College.
Please Retain This Supplement for Future Reference
May 17, 2019
PROSTKR-44
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